UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  December 30, 2002



                  Greenwich Capital Commercial Funding Corp.
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            (Exact name of registrant as specified in its charter)



          Delaware                  333-99383-01             06-1565524
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(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)



            600 Steamboat Rd.,
          Greenwich, Connecticut                              06830
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(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code      (203) 625-2700
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Item 5.  Other Events.
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     Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) with its Exhibits and Schedules for Greenwich Capital Commercial Funding Corp., Commercial Mortgage Trust 2002-C1, Commercial Mortgage Pass-Through Certificates, Series 2002-C1. On December 30, 2002, Greenwich Capital Commercial Funding Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 30, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Wachovia Bank, National Association, as Master Servicer, Lennar Partners, Inc., as Special Servicer, LaSalle Bank National Association, as Trustee and ABN AMRO Bank N.V., as Fiscal Agent of the Greenwich Capital Commercial Funding Corp., Commercial Mortgage Trust 2002-C1, Commercial Mortgage Pass-Through Certificates, Series 2002-C1 issued in twenty-six classes. The Class A-1, Class A-2, Class A-3, Class A-4, Class B and Class C Certificates are being offered by the Prospectus dated November 25, 2002, as supplemented by the Prospectus Supplement dated December 11, 2002.

     Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)  Exhibits

Exhibit 4 Pooling and Servicing Agreement

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 30, 2002

                                      GREENWICH CAPITAL COMMERCIAL FUNDING CORP.

                                      By:     /s/ Andrew Snow
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                                      Name:   Andrew Snow
                                      Title:  Vice President


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                                INDEX TO EXHIBITS
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Item  601(a)  of
Regulation  S-K                                                  Paper (P) or
Exhibit No.                   Description                        Electronic (E)
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4                             Pooling and Servicing Agreement    E